UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 3, 2018

THE MOSAIC COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-32327	20-1026454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Campus Drive Suite E490 Plymouth, Minnesota

55441
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 918-8270
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.04. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.
On October 3, 2018, The Mosaic Company (the “Company”) received notice as required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act from the Plan Administrator of the Company's 401(k) plans, namely the Mosaic Investment Plan and the Mosaic Union Savings Plan (the “Plans”), notifying Mosaic of a blackout period.  The blackout period is required in order to change the record keeper and benefit administration service provider for the Plans.  During the blackout period, participants in the Plans will be unable to direct or diversify investments in their accounts, or obtain distributions during the period beginning at 4:00 p.m. Eastern Time on November 2, 2018 and ending the week of November 18, 2018 (the “Blackout Period”).
On October 3, 2018, the Company sent a notice (the “Notice”) to its directors and executive officers informing them of the Blackout Period and the restrictions on trading in the Company’s equity securities that will apply to them during the Blackout Period, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR under the Securities and Exchange Act of 1934.  As described in the Notice, the Company’s directors and executive officers will be prohibited from trading in the Company’s common stock acquired in connection with their service as a director or executive officer of the Company.
A copy of the Notice is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. During the Blackout Period and two years after the end date thereof, a stockholder or other interested party may obtain, without charge, specific information regarding the Blackout Period, by contacting:

Global Benefits Committee
The Mosaic Company
3033 Campus Drive, Suite E490
Plymouth, MN 55441
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
E
99.1	Important Notice of Blackout Period to Directors and Executive Officers of The Mosaic Company, dated October 3, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MOSAIC COMPANY

Date: October 3, 2018	By:	/s/ Mark J. Isaacson
	Name:	Mark J. Isaacson
	Title:	Senior Vice President, General Counsel
and Corporate Secretary